================================================================================

                                   [GRAPHIC]


                                   Smith Barney
                                   Adjustable Rate
                                   Government
                                   Income Fund

                                   --------------------
                                   ANNUAL REPORT
                                   --------------------

                                   May 31, 1998

                        [LOGO]     Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

================================================================================

Smith Barney
Adjustable Rate                                    [PHOTO]
Government
Income Fund                                        HEATH B.
                                                   MCLENDON

                                                   Chairman

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Adjustable Rate Government Income Fund ("Fund") for the year ended May 31, 1998. The prevailing economic and market conditions and a summary of our investment strategy appear in this report. In addition, a detailed summary of the Fund's historical performance as well as its current holdings and portfolio management strategy can be found in the appropriate sections below.

Performance Update

The Fund's investment objective is to seek high current income and to limit the degree of fluctuation of its net asset value ("NAV") resulting from movements in interest rates. The Fund seeks these objectives by investing primarily in a portfolio of adjustable rate mortgage-backed securities ("ARM"), U.S. government securities and asset-backed securities ("ABS").

The Fund calculates an NAV daily and reports it for Class A shares in national newspapers under the heading Smith Barney Funds A as "AdjGvA."

As of May 31, 1998, the Fund's Class A shares had an NAV of $9.86. For the one-year period, the Fund's Class A shares posted a total return of 5.57%, underperforming the Merrill Lynch 1-3 Year Treasury Index's return of 6.98%. (The Merrill Lynch 1-3 Year U.S. Treasury Index is a market capitalization weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.) The Fund's underperformance reflects the strong performance of U.S. Treasury securities versus short-term fixed income alternatives over the period. The Fund's performance was in line with the one-year performance average for adjustable rate mortgage funds of 5.38% according to Lipper Analytical Services, Inc., an independent fund-tracking organization.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                            1

Bond Market Update

The U.S. economic expansion continued unabated throughout the third and fourth quarters of 1997 and so far into 1998. Economic growth has far exceeded the historical non-inflationary annual level of 2%. Despite strong economic growth, inflation stayed surprisingly subdued, permitting the Federal Reserve Board ("Fed") to remain on the sidelines and leave short-term interest rates unchanged during the reporting period.

The major story of the past year has been the economic crisis in Asia and its potential impact on the U.S. economy. While the currency and asset price devaluations in Asia have negative implications for the demand of U.S. products in the region, the low prices of Asian imports in the U.S. have helped to keep a lid on inflation domestically. U.S. exports to Asia have slowed, while the strength of the U.S. dollar has caused cheap Asian imports to flood the U.S. market and has exerted downward price pressure on domestic goods. The potential deflationary impact of the Asian crisis on the U.S. economy has generated concern at the Fed and may cause the U.S central bank to shift its posture on interest rates later this year away from its current tightening bias.

The U.S. Treasury market rallied sharply during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the annual period, the yield of the 2-year U.S. Treasury security fell from 6.20% on May 31, 1997 to a low of 5.16% on January 9, 1998 before rising to finish the period under review at 5.52% on May 31, 1998. The strong performance of the U.S. Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate positive conditions for Treasury securities for the balance of 1998.

In light of declining interest rates and faster prepayment speeds during the period, mortgages underperformed the broader investment grade bond market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 9.67% total return versus 10.91% for the Lehman Brothers Aggregate Index for the one-year period ended May 31, 1998. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. However, declining interest rate volatility attracted many investors to the mortgage market and provided some support for mortgage securities. As much of the mortgage market has been brought into a "refinanceable" position due to the recent decline in interest rates, lower-coupon securities have generally outperformed the more prepayment sensitive higher-


--------------------------------------------------------------------------------
2                                            1998 Annual Report to Shareholders
coupon issues. Within the short-term market, the presence of significant prepayment risk in the mortgage market benefited asset-backed securities, which has been the best performing short-term sector to-date in 1998. Moreover, ARMs have lagged Treasury securities, as the relatively narrow spread between 2-year and 10-year yields has provided significant incentive for homeowners to refinance their ARMs into fixed-rate mortgages.

Investment Strategy

Duration is a rough measure of the price sensitivity of a fixed income security relative to a given change in interest rates. The Fund uses a "targeted duration" approach which strives for a duration of roughly 1 to 1.5 years and should result in a fund whose NAV performance is similar to that of a 1- or 2-year U.S. Treasury security. Changes in the prices and yields of these Treasury securities affect the value of the Fund's securities. In addition to interest rates, prepayment rates of the mortgage securities held in the portfolio usually affects the Fund's NAV.

The Fund's assets are actively managed based on our relative value analysis of individual securities and market sectors. In searching for relative value opportunities, we target securities and market sectors within the short-duration market that have underperformed and that we believe to have strong potential for price appreciation. During the reporting period, the Fund increased its allocation in ARMs, which have experienced lackluster performance, as well as Federal Housing Authority ("FHA") Project Loans and AAA-rated commercial mortgage-backed securities, both of which usually offer better prepayment protection than typical residential mortgage securities. The Fund's U.S. Treasury holdings, which posted strong gains during the period, were sold to finance its mortgage purchases.

Bond Market Outlook

Consumer confidence remains near record highs, consumer spending is still growing and Gross Domestic Product ("GDP") remains robust. However, we believe that larger-than-expected business inventories in the first quarter, a lengthy General Motors labor strike, a worsening trade gap and a slowdown in manufacturing activity will place a drag on second quarter GDP growth. Federal Reserve Chairman Alan Greenspan's comments have focused on instability in Asia, which should keep the Fed policy-makers from raising short-term interest rates in the near future. With respect to mortgage securities, we believe low interest rate volatility should provide support to that sector. However, we may look to sell mortgages in order to take advantage of attractive opportunities in other sectors. For example, recent price weakness and yield spread widening in the ABS sector may lead us to emphasize those securities.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                            3

In closing, thank you for investing in the Smith Barney Adjustable Rate Government Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,




/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 6, 1998


--------------------------------------------------------------------------------
4                                            1998 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income       Capital Gain       Return        Total
Year Ended                    of Year     of Year     Dividends     Distributions    of Capital    Returns(1)
=============================================================================================================
5/31/98                        $9.84       $9.86        $0.50           $0.00           $0.01         5.57%
-------------------------------------------------------------------------------------------------------------
5/31/97                         9.84        9.84         0.46            0.00            0.05         5.31
-------------------------------------------------------------------------------------------------------------
5/31/96                         9.88        9.84         0.56            0.00            0.00         5.48
-------------------------------------------------------------------------------------------------------------
5/31/95                         9.78        9.88         0.49            0.01            0.00         6.39
-------------------------------------------------------------------------------------------------------------
5/31/94                         9.96        9.78         0.38            0.00            0.00         2.05
-------------------------------------------------------------------------------------------------------------
Inception* - 5/31/93           10.00        9.96         0.43            0.00            0.00         3.89+
=============================================================================================================
Total                                                   $2.82           $0.01           $0.06
=============================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income       Capital Gain       Return        Total
Year Ended                    of Year     of Year     Dividends     Distributions    of Capital    Returns(1)
=============================================================================================================
5/31/98                        $9.82       $9.84        $0.50           $0.00           $0.01         5.56%
-------------------------------------------------------------------------------------------------------------
5/31/97                         9.84        9.82         0.46            0.00            0.05         5.10
-------------------------------------------------------------------------------------------------------------
5/31/96                         9.88        9.84         0.56            0.00            0.00         5.48
-------------------------------------------------------------------------------------------------------------
5/31/95                         9.78        9.88         0.49            0.01            0.00         6.39
-------------------------------------------------------------------------------------------------------------
5/31/94                         9.96        9.78         0.38            0.00            0.00         2.05
-------------------------------------------------------------------------------------------------------------
Inception* - 5/31/93            9.96        9.96         0.25            0.00            0.00         2.56+
=============================================================================================================
Total                                                   $2.64           $0.01           $0.06
=============================================================================================================

================================================================================
Historical Performance -- Class I Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income       Capital Gain       Return        Total
Year Ended                    of Year     of Year     Dividends     Distributions    of Capital    Returns(1)
=============================================================================================================
5/31/98                        $9.85       $9.87        $0.56           $0.00           $0.01         6.12%
-------------------------------------------------------------------------------------------------------------
Inception* - 5/31/97            9.79        9.85         0.06            0.00            0.00         1.20+
=============================================================================================================
Total                                                   $0.62           $0.00           $0.01
=============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                            5

================================================================================
Average Annual Total Return
================================================================================

                                                Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A           Class B          Class I
================================================================================
Year Ended 5/31/98                     5.57%            5.56%            6.12%
--------------------------------------------------------------------------------
Inception* through 5/31/98             4.82             4.87             6.52
================================================================================

                                                 With Sales Charge(2)
                                     -------------------------------------------
                                     Class A           Class B          Class I
================================================================================
Year Ended 5/31/98                     5.57%            0.56%            6.12%
--------------------------------------------------------------------------------
Inception* through 5/31/98             4.82             4.87             6.52
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/98)                          32.28%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/98)                          30.30
--------------------------------------------------------------------------------
Class I (Inception* through 5/31/98)                           7.39
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Class B shares reflect the deduction of a maximum 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.
* Inception dates for Class A, B and I shares are June 22, 1992, November 6, 1992 and April 18, 1997, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
             Smith Barney Adjustable Rate Government Income Fund vs.
               Lipper U.S. Government 1-Year Treasury Bill Index+

--------------------------------------------------------------------------------
                              June 1992 -- May 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Smith Barney                    Lipper U.S.
                            Adjustable Rate                  Government
                        Government Income Fund        1-Year Treasury Bill Index
                        ----------------------        --------------------------

6/22/92                       $10,000                       $10,000
5/93                          $10,389                       $10,306
5/94                          $10,602                       $10,691
5/95                          $11,280                       $11,329
5/96                          $11,898                       $11,927
5/97                          $12,530                       $12,587
5/31/98                       $13,228                       $13,561


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 22, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1998, compared to the Lipper Analytical Services, Inc. ("Lipper") U.S. Government 1-Year Treasury Bill Index. The index is comprised of U.S. Treasury Bills with a maturity of one year. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                            7

================================================================================
Portfolio Highlights (unaudited)                                    May 31, 1998
================================================================================


Portfolio Breakdown

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities            34.8%
Fixed Rate Mortgage Obligation     11.1%
Short-Term Investments              2.3%
Project Loan                        2.3%
Fixed Rate Collaterized
  Mortgage Pass-Through Securities  0.5%
Adjustable Rate
  Mortgage-Backed Securities       49.0%


Adjustable Rate Mortgage-Backed Securities (ARMs) are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs directly or indirectly represent an interest in, or are backed by and are payable from mortgage loans secured by real property.

Asset-Backed Securities are similar in structure to Mortgage-Backed Securities, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans.

Collateralized Mortgage Obligations (CMOs) are Mortgage-Backed Securities collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Mortgage Pass-Through Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities.

Planned Amortization Class Interest Only (PAC IOs) are CMO IOs which have repayment schedules that are guaranteed if the actual speed of the prepayments is within a designated range. PAC classes typically are combined with companion classes that reduce the risk of the variation of the amount and timing of the prepayments. Should the prepayments fall outside of the PAC band or ranges, the class will not pay the prepayment as scheduled.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

===========================================================================================================
Schedule of Investments                                                                        May 31, 1998
===========================================================================================================

      FACE
     AMOUNT                      SECURITY                                                         VALUE
===========================================================================================================
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES -- 49.0%
===========================================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 43.6%

Federal Home Loan Mortgage Corporation (FHLMC) -- 9.3%
$    4,227,998    FHLMC Series T-9, Class A1, 5.776% due 4/25/12+                               $ 4,229,986
     1,511,263    FHLMC Series 1611, Class MA, 6.237% due 11/15/23+                               1,525,432
     6,992,918    FHLMC Strip, 6.544% due 6/1/28+                                                 7,014,806
-----------------------------------------------------------------------------------------------------------
                  Total Federal Home Loan Mortgage Corporation
                  (Cost -- $12,786,369)                                                          12,770,224
===========================================================================================================
Federal National Mortgage Association (FNMA) -- 22.8%
     3,859,353    FNMA, 6.208% due 10/1/19*+                                                      3,842,488
     2,199,232    FNMA One Year CMT ARM, 7.575% due 4/1/20+                                       2,252,850
     2,870,299    FNMA One Year CMT ARM, 7.623% due 4/1/20+                                       2,978,826
     3,344,011    FNMA One Year CMT ARM, 7.088% due 8/1/23+                                       3,425,538
     2,847,251    FNMA One Year CMT ARM, 5.620% due 2/1/28+                                       2,865,046
     2,353,959    FNMA Series 1991-127, Class F Shares, 6.267% due 9/25/98*+                      2,355,654
     4,675,225    FNMA Series 1993-210, Class FB Shares, 6.088% due 10/25/22+                     4,705,895
     4,115,460    FNMA Series 1996-T6, Class C Shares, 6.200% due 2/26/01*+                       4,103,864
     3,429,807    FNMA Ten Year CMT ARM, 6.000% due 1/1/04*                                       3,425,520
     1,471,353    FNMA Thirty Year CMT ARM, 8.500% due 12/1/10*                                   1,533,430
-----------------------------------------------------------------------------------------------------------
                  Total Federal National Mortgage Association
                  (Cost -- $31,416,500)                                                          31,489,111
===========================================================================================================
Government National Mortgage Association (GNMA) -- 11.5%
       478,842    GNMA II One Year, 6.875% due 3/20/17*#                                            494,404
     1,392,816    GNMA II One Year, 7.375% due 6/20/17*#                                          1,426,410
     6,314,981    GNMA II One Year, 6.875% due 3/20/21*#                                          6,492,861
     1,971,216    GNMA II One Year, 7.375% due 4/20/22*#                                          2,022,959
     1,916,161    GNMA II One Year, 7.000% due 10/20/22*#                                         1,966,460
     1,823,839    GNMA II One Year, 7.000% due 12/20/22*#                                         1,872,006
     1,530,079    GNMA II One Year, 6.875% due 1/20/23*#                                          1,568,575
-----------------------------------------------------------------------------------------------------------
                  Total Government National Mortgage Association
                  (Cost -- $15,717,774)                                                          15,843,675
===========================================================================================================
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost -- $59,920,643)                                                          60,103,010
===========================================================================================================
NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 5.4%
     1,576,451    Merit Securities Corp., Series 10, Class 2A1, 5.978% due 5/28/25+               1,576,940
                  Salomon Brothers Inc., Class A1 Shares:
       958,863      Series 1992-5, 7.936% due 11/25/22*+                                            987,322
       686,920      Series 1996-6B, 6.100% due 6/30/26*+                                            686,708
       460,177      Series 1996-6G, 6.000% due 9/30/27*+                                            460,035


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                            9

===========================================================================================================
Schedule of Investments (continued)                                                            May 31, 1998
===========================================================================================================

      FACE
     AMOUNT                      SECURITY                                                         VALUE
===========================================================================================================
NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 5.4% (continued)
                  Sequoia Mortgage Trust, Class A1 Shares:
$    2,004,590      Series 1, 6.060% due 5/4/29+                                                $ 2,005,211
     1,774,584      Series 2, 6.493% due 10/25/24+                                                1,791,229
-----------------------------------------------------------------------------------------------------------
                  TOTAL NON-AGENCY ADJUSTABLE RATE
                  MORTGAGE OBLIGATIONS
                  (Cost -- $7,488,348)                                                            7,507,445
===========================================================================================================
                  TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
                  (Cost -- $67,408,991)                                                          67,610,455
===========================================================================================================
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.1%
===========================================================================================================
Non-Agency Fixed Rate CMOs -- 3.3%
     2,845,358    Salomon Brothers Inc., Series 1983-1,
                    Class Z Shares, 12.000% due 12/1/13*                                          3,041,090
     1,517,720    Wilshire Funding Corp., Series 1997-WFC1,
                    Class AI, 7.250% due 8/25/27                                                  1,530,058
-----------------------------------------------------------------------------------------------------------
                  Total Non-Agency Fixed Rate CMOs
                  (Cost -- $4,648,544)                                                            4,571,148
===========================================================================================================
Stripped Pass-Through -- 6.0%
     1,616,147    FNMA Strips, 11.500% due 3/1/09*                                                1,842,408
       718,959    FNMA Strips, 11.000% due 4/1/09                                                   819,384
     2,706,530    FNMA Strips, 11.500% due 4/1/09*                                                3,076,973
     2,246,961    FNMA Strips, 11.500% due 5/01/09*                                               2,560,817
-----------------------------------------------------------------------------------------------------------
                  Total Stripped Pass-Throughs
                  (Cost -- $7,994,440)                                                            8,299,582
===========================================================================================================
PAC IOs -- 1.2%
         8,317    FNMA REMIC 1990-106, Class K Shares, 928.95% due 9/25/20*                         210,996
     3,607,446    FNMA REMIC 1993-101, Class A Shares, 7.000% due 6/25/08*                          272,434
    12,345,872    JP Morgan Commercial Mortgage Finance Corp, Series 1997-C5,
                    Class X Shares, 1.561% due 9/15/29                                            1,122,981
-----------------------------------------------------------------------------------------------------------
                  Total PAC IOs
                  (Cost -- $1,558,629)                                                            1,606,411
===========================================================================================================
PAC POs -- 0.6%
       293,528    FNMA REMIC 1994-54A, due 11/25/23                                                 289,630
       547,218    FNMA REMIC 1997-AP, due 5/25/18                                                   521,056
-----------------------------------------------------------------------------------------------------------
                  Total PAC POs
                  (Cost -- $813,365)                                                                810,686
===========================================================================================================
                  TOTAL FIXED RATE COLLATERALIZED
                  MORTGAGE OBLIGATIONS
                  (Cost -- $15,014,978)                                                          15,287,827
===========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedule of Investments (continued)                                                            May 31, 1998
===========================================================================================================

      FACE
     AMOUNT                      SECURITY                                                         VALUE
===========================================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 0.5%
$      669,355    FHLMC Fifteen Year, 9.000% due 11/1/05*
                  (Cost -- $695,942)                                                            $   677,515
===========================================================================================================
PROJECT LOANS -- 2.3%
     3,173,456    GMAC II MBS Project Loan, 7.465% due 11/1/19
                  (Cost -- $3,207,578)                                                            3,183,232
===========================================================================================================
ASSET-BACKED SECURITIES -- 34.8%
     1,500,000    Contimortgage Home Equity Loan Trust, Series 1997-4,
                     Class A2, 6.270% due 2/15/12+                                                1,498,590
     6,049,973    FHLMC Series 1900, Class F, 6.138% due 12/15/20+                                6,067,940
       575,000    Fingerhut Master Trust, Series 1998-1, 6.070% due 2/15/05+                        576,334
     1,564,811    FNMA Series 1993-155, Class FG, 6.188% due 6/25/23+                             1,571,898
     4,788,293    FNMA Series 1993-220, Class FA, 6.287% due 11/25/13+                            4,848,912
     4,832,774    FNMA Series 1997-15, Class FA, 6.160% due 4/25/27+                              4,841,835
     1,300,000    Green Tree Home Improvement Loan Trust, Series 1997-A,
                     7.050% due 8/15/23+                                                          1,323,894
     1,421,027    IFC SBAP Series, 1997-1, 6.500% due 1/15/24+                                    1,423,698
     1,385,236    IMC Home Equity Loan Trust, Series 1997-5, Class A1,
                     6.510% due 2/20/06+                                                          1,386,538
     1,500,000    IMPAC Owner Trust, Series 1998-1, Class A3, 6.520% due 8/25/10+                 1,501,875
     2,000,000    Key Corp Student Loan, Series 1997-1, 6.070% due 1/27/23+                       1,994,380
     2,900,000    Merit Securities Corp., Series 11, Class 2A2, 5.950% due 11/28/22+              2,900,116
     2,166,911    The Money Store Business Loan Backed Certificates, Series 1997-1,
                     Class A, 6.400% due 4/15/28++                                                2,179,110
     2,500,000    The Money Store Home Equity Trust, Series 1998-A,
                     6.175% due 8/15/12+                                                          2,500,775
     2,193,827    The Money Store Residential Trust, 1998-I, 6.405% due 3/15/06+                  2,195,889
     1,849,749    PMC Capital SBA Loan-Backed Adj. Rate Certificate, Series 1997-1,
                     Class A Shares, 6.600% due 9/15/23+                                          1,850,913
                  Residential Asset Securitization Trust, Class A1 Shares:
       891,387      Series 96-A8, 8.000% due 12/25/26                                               895,059
     1,435,045      Series 97-A1, 7.000% due 3/25/27*                                             1,437,929
     1,499,988    Structured Asset Securities Corp., Series 1998-C2A, Class B,
                     6.295% due 1/25/13+                                                          1,499,522
     2,427,554    SWB SBAP, Series 1997-1, 6.350% due 8/15/22+                                    2,435,079
     1,937,197    TMS SBA Loan Trust, Series 1997-1, Class A Shares,
                     6.242% due 1/25/25++                                                         1,943,260
     1,150,000    Union Planters Mortgage Finance Corp., Series 1998-1,
                     Series A1, 6.350% due 1/25/28                                                1,149,645
-----------------------------------------------------------------------------------------------------------
                  TOTAL ASSET-BACKED SECURITIES
                  (Cost -- $47,942,486)                                                          48,023,191
===========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           11

===========================================================================================================
Schedule of Investments (continued)                                                            May 31, 1998
===========================================================================================================

      FACE
     AMOUNT                      SECURITY                                                         VALUE
===========================================================================================================
SHORT-TERM INVESTMENTS -- 2.3%
$    3,165,000    Federal Home Loan Bank Discount Note, 5.45% due 6/1/98
                  (Cost -- $3,165,000)                                                         $  3,165,000
===========================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $137,434,975**)                                                     $137,947,220
===========================================================================================================

* Security segregated by custodian for reverse repurchase agreements and/or futures contract commitments.
+    Variable rate security -- rate resets monthly.
#    Variable rate security -- rate resets annually.
++   Variable rate security -- rate resets quarterly.
**   Aggregate cost for Federal income tax purposes is substantially the same.



                                Key to Abbreviations
     ----------------------------------------------------------------------
               ARM      --    Adjustable Rate Mortgage
               CMO      --    Collateralized Mortgage Obligation
               CMT      --    Constant Maturity Treasury
               COFI     --    Cost of funds for member institutions for the
                              Federal Home Loan Bank of San Francisco
               CPI      --    Consumer Price Index
               IO       --    Interest Only
               PAC      --    Planned Amortization Class
               PO       --    Principal Only
               REMIC    --    Real Estate Mortgage Investment Conduit


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                 May 31, 1998
================================================================================

ASSETS:
   Investments, at value (Cost-- $137,434,975)                     $137,947,220
   Receivable for Fund shares sold                                    5,150,507
   Interest receivable                                                  852,055
   Receivable from broker - variation margin                              3,500
   Other receivables                                                     21,579
-------------------------------------------------------------------------------
   Total Assets                                                     143,974,861
-------------------------------------------------------------------------------
LIABILITIES:
   Reverse repurchase agreement (Note 6)                             30,323,000
   Payable for Fund shares purchased                                    329,296
   Interest payable                                                     267,677
   Dividends payable                                                     72,060
   Investment advisory fees payable                                      38,049
   Administration fees payable                                           15,638
   Distribution fees payable                                             17,136
   Accrued expenses                                                     184,869
-------------------------------------------------------------------------------
   Total Liabilities                                                 31,247,725
-------------------------------------------------------------------------------
Total Net Assets                                                   $112,727,136
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     11,436
   Capital paid in excess of par value                              119,045,941
   Overdistributed net investment income                                (80,229)
   Accumulated net realized loss on security transactions,
      options and futures contracts                                  (6,780,026)
   Net unrealized appreciation on investments
      and futures contracts                                             530,014
===============================================================================
Total Net Assets                                                   $112,727,136
===============================================================================
Shares Outstanding:
   Class A                                                           10,926,024
   ----------------------------------------------------------------------------
   Class B                                                              213,327
   ----------------------------------------------------------------------------
   Class I                                                              296,653
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $9.86
   ----------------------------------------------------------------------------
   Class B*                                                               $9.84
   ----------------------------------------------------------------------------
   Class I (and redemption price)                                         $9.87
===============================================================================

* Redemption price is NAV of Class B shares reduced by a maximum 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           13

================================================================================
Statement of Operations                          For the Year Ended May 31, 1998
================================================================================

 INVESTMENT INCOME:
   Interest                                                         $ 9,775,043
   Less: Interest expense (Note 6)                                   (2,085,603)
-------------------------------------------------------------------------------
   Total Investment Income                                            7,689,440
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                           869,939
   Investment advisory fees (Note 2)                                    472,169
   Administration fees (Note 2)                                         236,085
   Audit and legal                                                       58,456
   Shareholder and system servicing fees                                 57,286
   Shareholder communications                                            56,868
   Registration fees                                                     51,712
   Trustees' fees                                                        19,178
   Custody                                                               15,178
   Other4,557
-------------------------------------------------------------------------------
   Total Expenses                                                     1,841,428
-------------------------------------------------------------------------------
Net Investment Income                                                 5,848,012
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 9 AND 10):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)           427,568
      Options purchased                                                   7,950
      Futures contracts                                                (414,844)
-------------------------------------------------------------------------------
   Net Realized Gain                                                     20,674
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
      of Investments and Futures Contracts:
      Beginning of year                                                 (21,481)
      End of year                                                       530,014
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              551,495
-------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures Contracts                  572,169
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 6,420,181
===============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                  For the Years Ended May 31,
================================================================================

                                                            1998             1997
=====================================================================================
OPERATIONS:
   Net investment income                               $   5,848,012    $   6,405,048
   Net realized gain                                          20,674          709,108
   Increase in net unrealized appreciation                   551,495          316,668
-------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  6,420,181        7,430,824
-------------------------------------------------------------------------------------
DISTRIBUTION TO
SHAREHOLDERS FROM:
   Net investment income                                  (6,060,510)      (6,667,389)
   Capital                                                  (116,163)        (804,871)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distribution to Shareholders                        (6,176,673)      (7,472,260)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (Note 12):
   Net proceeds from sale of shares                      197,511,799      149,127,584
   Net asset value of shares issued for
      reinvestment of dividends                            5,547,069        6,819,197
   Cost of shares reacquired                            (220,235,590)    (187,612,850)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Fund Share Transactions                            (17,176,722)     (31,666,069)
-------------------------------------------------------------------------------------
Decrease in Net Assets                                   (16,933,214)     (31,707,505)
NET ASSETS:
   Beginning of year                                     129,660,350      161,367,855
-------------------------------------------------------------------------------------
   End of year*                                        $ 112,727,136    $ 129,660,350
=====================================================================================
* Includes overdistributed net investment income of:        $(80,229)        $(46,196)
=====================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           15

================================================================================
Statement of Cash Flows                          For the Year Ended May 31, 1998
================================================================================

NET INCREASE IN CASH:
Cash Flows Provided by Operating and Investing Activities:
   Interest received                                               $  10,697,639
   Operating expenses paid                                            (2,052,215)
   Purchases of short-term securities and purchased options, net      (1,945,185)
   Purchases of long-term securities                                (353,815,577)
   Proceeds from disposition of long-term securities                 394,103,764
   Proceeds from short sale transactions, net                            (32,954)
   Payments from futures transactions, net                              (414,844)
--------------------------------------------------------------------------------
   Net Cash Flows Provided By Operating and Investing Activities      46,540,628
--------------------------------------------------------------------------------
Cash Flows Used by Financing Activities:
   Proceeds from shares sold                                         193,137,906
   Payments on shares redeemed                                      (221,889,993)
   Cash dividends paid to shareholders*                                 (599,028)
   Decrease in reverse repurchase agreements outstanding             (15,309,250)
   Interest expense                                                   (1,880,263)
--------------------------------------------------------------------------------
   Net Cash Flows Used By Financing Activities                       (46,540,628)
--------------------------------------------------------------------------------
Net Increase in Cash                                                           0
Cash -- Beginning of Year                                                      0
--------------------------------------------------------------------------------
Cash-- End of Year                                                 $           0
================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations                             $   6,420,181
--------------------------------------------------------------------------------
   Decrease in investments                                            46,609,844
   Increase in variation margin                                          (61,650)
   Decrease in interest receivable                                       912,692
   Decrease in other assets                                              330,772
   Decrease in payable for securities purchased                       (9,546,027)
   Decrease in accrued expenses and other payables                      (210,787)
   Interest expense                                                    2,085,603
--------------------------------------------------------------------------------
   Total Adjustments                                                  40,120,447
--------------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing Activities      $  46,540,628
================================================================================

*  Exclusive of dividend reinvestment of $5,547,069.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Adjustable Rate Government Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $31,701 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Smith Barney Strategy Advisers Inc. ("SBSA"), a wholly owned subsidiary of Mutual Management Corp. ("MMC"), which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at the annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           17

================================================================================
Notes to Financial Statements (continued)
================================================================================

SBSA has entered into a sub-advisory agreement with BlackRock Financial Management Inc. ("BlackRock"), a wholly owned subsidiary of PNC Bank, N.A. Pursuant to the sub-advisory agreement, BlackRock is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays BlackRock a monthly fee calculated at an annual rate of 0.20% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares.

There is a maximum contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. For the year ended May 31, 1998, CDSCs paid to SB for Class B shares were approximately $7,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, and I shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class A and B shares calculated at an annual rate of 0.50% of the average daily net assets of each class. For the year ended May 31, 1998, total Distribution Plan fees incurred were:

                                  Class A            Class B            Class I
================================================================================
Distribution Plan Fees            $840,792            $21,458            $7,689
================================================================================

All officers and one Trustee of the Fund are employees of SB.

3.   Investments

During the year ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding paydowns and short-term securities) were as follows:

================================================================================
Purchases                                                         $370,807,012
--------------------------------------------------------------------------------
Sales                                                              375,213,156
================================================================================


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At May 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                          $752,343
Gross unrealized depreciation                                          (240,098)
--------------------------------------------------------------------------------
Net unrealized appreciation                                            $512,245
================================================================================

4.   Cash Flow Information

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested into the Fund at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

5.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts equal to the repurchase price.

6.   Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           19

================================================================================
Notes to Financial Statements (continued)
================================================================================

At May 31, 1998, the Fund had the following reverse repurchase agreements outstanding:

      FACE
     AMOUNT                                      SECURITY                                         VALUE
============================================================================================================
$22,486,000      Reverse Repurchase Agreement with Bear Stearns
                       dated 3/24/98 bearing 5.570% to be repurchased
                       at $22,802,596 on 6/23/98, collateralized by: $6,492,861
                       GNMA II One Year, 6.875% due 3/20/21; $1,426,410
                       GNMA II One Year, 7.375% due 6/20/17; $1,872,006
                       GNMA II One Year, 7.000% due 12/20/22; $3,425,520
                       FNMA Ten Year CMT ARM, 6.000% due 1/1/04; $3,842,488
                       FNMA, 6.208% due 10/1/19; $2,865,046
                       FNMA One Year CMT ARM, 5.620% due 2/1/28; $2,022,959
                       GNMA II One Year, 7.375% due 4/20/22.                                    $22,486,000
  3,800,000      Reverse Repurchase Agreement with Bear Stearns
                       dated 4/1/98 bearing 5.600% to be repurchased
                       at $3,849,062 on 6/23/98, collateralized by: $1,966,460
                       GNMA II One Year, 7.000% due 10/20/22; $1,971,839
                       FNMA One Year CMT ARM, 7.623% due 4/1/20.                                  3,800,000
  3,350,000      Reverse Repurchase Agreement with Merrill Lynch Securities, dated 4/15/98 bearing 5.570% to be repurchased
                       at $3,385,764 on 6/23/98, collateralized by $3,425,538
                       FNMA One Year CMT ARM, 7.088% due 8/1/23.                                  3,350,000
    390,000      Reverse Repurchase Agreement with Morgan Stanley Securities, dated 4/2/98 bearing 5.580% to be repurchased
                       at $394,957 on 6/23/98, collateralized by $415,124
                       FNMA One Year CMT ARM, 7.623% due 4/1/20.                                    390,000
    297,000      Reverse Repurchase Agreement with Morgan Stanley Securities, dated 4/3/98 bearing 5.600% to be repurchased
                       at $300,742 on 6/23/98, collateralized by $311,343
                       FNMA One Year CMT ARM, 7.623% due 4/1/20.                                    297,000
------------------------------------------------------------------------------------------------------------
                    TOTAL REVERSE REPURCHASE AGREEMENTS                                         $30,323,000
============================================================================================================

During the year ended May 31, 1998, the maximum and average amount of reverse repurchase agreements outstanding at month ends were as follows:

================================================================================
Maximum amount outstanding                                          $49,747,500
--------------------------------------------------------------------------------
Average amount outstanding                                          $37,714,114
================================================================================

Interest rates ranged from 4.75% to 6.00% during the year. Total market value of the collateral for the reverse repurchase agreements is $31,200,975.

Interest expense for the year ended May 31, 1998 on borrowings by the Fund under reverse repurchase agreements totalled $2,085,603.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.   Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

As of May 31, 1998, the Fund had no open dollar roll transactions.

8.   Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

As of May 31, 1998, the Fund held no TBA securities.

9.   Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such a sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of May 31, 1998, the Fund had no open purchased put or call option contracts.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           21

================================================================================
Notes to Financial Statements (continued)
================================================================================

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended May 31, 1998, the Fund did not write any options.

10.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At May 31, 1998, the Fund had the following open futures contracts:

                                  Expiration          # of          Basis         Market       Unrealized
                                  Month/Year        Contracts       Value          Value          Gain
============================================================================================================
Future contracts to buy:
   U.S. 5 Year Note                  9/98              56        $6,099,356      $6,117,125        $ 17,769
============================================================================================================

11.  Capital Loss Carryforward

As of May 31, 1998, the Fund had, for Federal income tax purposes, approximately $6,653,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                 2003              2004              2005
=================================================================================
Carryforward Amounts          $5,227,000         $570,000          $856,000
=================================================================================

12.  Shares of Beneficial Interest

At May 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B shares are available for purchase to investors in the Smith Barney 401(k) Program. In addition, Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares.

At May 31, 1998, total paid-in capital amounted to the following for each class:

                               Class A           Class B           Class I
================================================================================
Total Paid-in Capital       $113,984,534       $2,174,150          $2,898,693
================================================================================


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           23

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                       Year Ended
                                           May 31, 1998                     May 31, 1997*
                                   ---------------------------       ---------------------------
                                     Shares           Amount           Shares         Amount
================================================================================================
Class A
Shares sold                        17,994,228    $ 177,671,959        8,490,645    $  83,712,514
Shares issued on reinvestment         535,558        5,286,112          671,821        6,619,602
Shares redeemed                   (20,181,967)    (199,250,209)     (12,402,672)    (122,143,557)
------------------------------------------------------------------------------------------------
Net Decrease                       (1,652,181)   $ (16,292,138)      (3,240,206)   $ (31,811,441)
================================================================================================
Class B
Shares sold                         1,510,009    $  14,871,528        6,379,831    $  62,813,921
Shares issued on reinvestment          11,333          111,706           19,196          189,004
Shares redeemed                    (1,654,704)     (16,295,462)      (6,632,928)     (65,297,021)
------------------------------------------------------------------------------------------------
Net Decrease                         (133,362)   $  (1,312,228)        (233,901)   $  (2,294,096)
================================================================================================
Class C**
Shares sold                             1,607    $      15,858            4,602    $      45,366
Shares issued on reinvestment             313            3,093              223            2,191
Shares redeemed                        (8,930)         (89,665)          (1,250)         (12,284)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (7,010)   $     (70,714)           3,575    $      35,273
================================================================================================
Class I
Shares sold                           501,868    $   4,952,454          260,643    $   2,555,783
Shares issued on reinvestment          14,785          146,158              853            8,400
Shares redeemed                      (465,215)      (4,600,254)         (16,281)        (159,988)
------------------------------------------------------------------------------------------------
Net Increase                           51,438    $     498,358          245,215    $   2,404,195
================================================================================================

* Transactions for Class I shares are for the period from April 18, 1997 (inception date)to May 31, 1997.
**   As of May 31, 1998, Class C shares were fully redeemed.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                       1998         1997         1996       1995(1)         1994
===============================================================================================
Net Asset Value,
   Beginning of Year                $9.84        $9.84        $9.88        $9.78          $9.96
-----------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income             0.49         0.43         0.56         0.47           0.37
   Net realized and unrealized
      gain (loss)                    0.04         0.08        (0.04)        0.13          (0.17)
-----------------------------------------------------------------------------------------------
Total Income From Operations         0.53         0.51         0.52         0.60           0.20
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.50)       (0.46)       (0.56)       (0.49)         (0.38)
   Net realized gains                  --           --           --        (0.01)            --
   Capital                          (0.01)       (0.05)          --           --             --
-----------------------------------------------------------------------------------------------
Total Distributions                 (0.51)       (0.51)       (0.56)       (0.50)         (0.38)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year        $9.86        $9.84        $9.84        $9.88          $9.78
-----------------------------------------------------------------------------------------------
Total Return                         5.57%        5.31%        5.48%        6.39%          2.05%
-----------------------------------------------------------------------------------------------
Net Assets,
   End of Year (millions)            $108         $124         $156         $174           $284
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income             4.94%        4.42%        5.66%        4.94%          3.72%
   Interest expense                  1.77         1.40         1.52         0.87           0.78
   Other expenses                    1.57         1.69         1.58         1.60           1.53
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate               242%         288%         273%         524%           525%
===============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                        1998          1997          1996          1995(1)         1994
====================================================================================================
Net Asset Value,
   Beginning of Year                 $9.82         $9.84         $9.88         $9.78           $9.96
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income              0.49          0.39          0.56          0.47            0.37
   Net realized and unrealized
      gain (loss)                     0.04          0.10         (0.04)         0.13           (0.17)
----------------------------------------------------------------------------------------------------
Total Income From Operations          0.53          0.49          0.52          0.60            0.20
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income             (0.50)        (0.46)        (0.56)        (0.49)          (0.38)
   Net realized gains                   --            --            --         (0.01)             --
   Capital                           (0.01)        (0.05)           --            --              --
----------------------------------------------------------------------------------------------------
Total Distributions                  (0.51)        (0.51)        (0.56)        (0.50)          (0.38)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $9.84         $9.82         $9.84         $9.88           $9.78
----------------------------------------------------------------------------------------------------
Total Return                          5.56%         5.10%         5.48%         6.39%           2.05%
----------------------------------------------------------------------------------------------------
Net Assets,
   End of Year (000s)               $2,099        $3,406        $5,712        $4,521          $8,422
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income              5.03%         4.32%         5.64%         4.92%           3.68%
   Interest expense                   1.77          1.40          1.52          0.87            0.78
   Other expenses                     1.63          1.71          1.60          1.63            1.57
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                242%          288%          273%          524%            525%
====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout the year:

Class I Shares                                         1998           1997(1)
================================================================================
Net Asset Value, Beginning of Year                    $9.85            $9.79
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.55             0.10
   Net realized and unrealized gain                    0.04             0.02
--------------------------------------------------------------------------------
Total Income from Operations                           0.59             0.12
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.56)           (0.06)
   Capital                                            (0.01)           (0.00)*
--------------------------------------------------------------------------------
Total Distribution                                    (0.57)           (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                          $9.87            $9.85
--------------------------------------------------------------------------------
Total Return                                           6.12%            1.20%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $2,928           $2,416
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                               5.45%            5.60%+
   Interest expense                                    1.77             1.40+
   Other expenses                                      1.07             1.10+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                 242%             288%
================================================================================

(1)  For the period from April 18, 1997 (inception date) to May 31, 1997.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           27

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of the Smith Barney Adjustable Rate Government Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 1998, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two-year period ended May 31, 1995, were audited by other auditors whose report thereon, dated July 26, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG Peat Marwick LLP



New York, New York
July 15, 1998


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

A total of 0.61% of the ordinary dividends paid by the Fund have been derived from federal obligations and may be exempt from taxation at the state level.







--------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government Income Fund                           29

Smith Barney                                                        SMITH BARNEY
Adjustable Rate                                                     ------------
Government                                      A Member of TravelersGroup[LOGO]
Income Fund

Trustees                               Sub-Investment Adviser
Allan J. Bloostein                     BlackRock Financial
Martin Brody                           Management Inc.
Dwight B. Crane                        345 Park Avenue
Robert A. Frankel                      New York, New York 10154
William R. Hutchinson
Heath B. McLendon, Chairman            Distributor
                                       Smith Barney Inc.
Charles F. Barber, Emeritus
                                       Custodian
Officers                               PNC Bank, N.A.
Heath B. McLendon
President and                          Shareholder
Chief Executive Officer                Servicing Agent
                                       First Data Investor Services Group, Inc.
Lewis E. Daidone                       P.O. Box 9134
Senior Vice President                  Boston, MA 02205-9134
and Treasurer
                                       This report is submitted for the general
Thomas M. Reynolds                     information of the shareholders of Smith
Controller                             Barney Adjustable Rate Government Income
                                       Fund. It is not authorized for
Christina T. Sydor                     distribution to prospective investors
Secretary                              unless accompanied or preceded by a
                                       current Prospectus for the Fund, which
Investment Adviser                     contains information concerning the
Smith Barney Strategy Advisers Inc.    Fund's investment policies and expenses
                                       as well as other pertinent information.
Administrator
Mutual Management Corp.                Smith Barney
                                       Adjustable Rate Government Income Fund
                                       388 Greenwich Street
                                       New York, New York 10013

                                       www.smithbarney.com


                                       FD2224 7/98